                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                             Distribution Date: 5/15/2000

Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                            0.00            0.00            0.00                  0.00

(ii)  Monthly Interest Distributed                     6,816,444.44      587,996.64      788,086.84          8,192,527.92
      Deficiency Amounts                                       0.00            0.00                                  0.00
      Additional Interest                                      0.00            0.00                                  0.00
      Accrued and Unpaid Interest                                                              0.00                  0.00

(iii) Collections of Principal Receivables           181,750,423.65   15,145,782.09   19,473,346.23        216,369,551.97

(iv)  Collections of Finance Charge Receivables       20,485,434.46    1,707,109.78    2,194,877.73         24,387,421.97

(v)   Aggregate Amount of Principal Receivables                                                         20,420,851,673.91

                           Investor Interest       1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67
                           Adjusted Interest       1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

                                        Series
      Floating Investor Percentage       8.16%               84.00%           7.00%           9.00%               100.00%
      Fixed Investor Percentage          8.16%               84.00%           7.00%           9.00%               100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                                96.43%
            30 to 59 days                                                                                           1.08%
            60 to 89 days                                                                                           0.81%
            90 or more days                                                                                         1.68%
                                                                                                        -----------------
                              Total Receivables                                                                   100.00%

(vii) Investor Default Amount                          6,317,026.85      526,415.90      676,827.31          7,520,270.07

(viii) Investor Charge-Offs                                    0.00            0.00            0.00                  0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions               0.00            0.00            0.00

(x)   Servicing Fee                                    1,166,666.67       97,221.67      125,000.56          1,388,888.89

(xi)  Portfolio Yield (Net of Defaulted
      Receivables)                                                                                                  12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A
          Adjusted)                                1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

(xiv) LIBOR                                                                                                      6.13000%

(xv)  Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                        0.00

(xviii) Principal Funding Investment Proceeds                                                                        0.00

(xx)  Principal Investment Funding Shortfall                                                                         0.00

(xxi) Available Funds                                 19,318,767.79    1,609,888.12    2,069,877.18         22,998,533.08

(xxii)Certificate Rate                                     6.26000%        6.48000%        6.75500%



      By:
             ---------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1997-1

                                                                                             Distribution Date: 5/15/2000

Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------


(i)   Monthly Principal Distributed                          0.00              0.00            0.00               0.00

(ii)  Monthly Interest Distributed                   5,563,444.44        478,526.11      649,751.76       6,691,722.32
      Deficiency Amounts                                     0.00              0.00                               0.00
      Additional Interest                                    0.00              0.00                               0.00
      Accrued and Unpaid Interest                                                              0.00               0.00

(iii) Collections of Principal Receivables         149,294,990.86     12,441,205.96   15,995,935.15     177,732,131.97

(iv)  Collections of Finance Charge Receivables     16,827,321.16      1,402,271.89    1,802,932.14      20,032,525.19

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                           Investor Interest     1,150,000,000.00     95,833,000.00  123,214,619.00   1,369,047,619.00
                           Adjusted Interest     1,150,000,000.00     95,833,000.00  123,214,619.00   1,369,047,619.00

                                       Series
      Floating Investor Percentage       6.70%             84.00%             7.00%           9.00%            100.00%
      Fixed Investor Percentage          6.70%             84.00%             7.00%           9.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
          Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                              Total Receivables                                                                100.00%

(vii) Investor Default Amount                        5,188,986.35        432,414.02      555,964.33       6,177,364.70

(viii) Investor Charge-Offs                                  0.00              0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions             0.00              0.00            0.00

(x)   Servicing Fee                                    958,333.33         79,860.83      102,678.85       1,140,873.02

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
           Adjusted)                             1,150,000,000.00     95,833,000.00  123,214,619.00   1,369,047,619.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                     0.00

(xviii) Principal Funding Investment Proceeds                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                      0.00

(xxi) Available Funds                               15,868,987.83      1,322,411.05    1,700,253.29      18,891,652.18

(xxii)Certificate Rate                                   6.22000%          6.42000%        6.78000%



        By:
            ---------------------------
      Name: Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                          0.00             0.00             0.00               0.00

(ii)  Monthly Interest Distributed                   7,875,000.00        458,095.13      609,319.59       8,942,414.72
      Deficiency Amounts                                     0.00              0.00                               0.00
      Additional Interest                                    0.00              0.00                               0.00
      Accrued and Unpaid Interest                                                              0.00               0.00

(iii) Collections of Principal Receivables         194,732,596.77     11,064,316.68   15,490,128.39     221,287,041.85

(iv)  Collections of Finance Charge Receivabes     l21,948,679.78      1,247,080.09    1,745,921.71      24,941,681.57

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                               Investor Interest 1,500,000,000.00     85,227,000.00  119,318,455.00   1,704,545,455.00
                               Adjusted Interest 1,500,000,000.00     85,227,000.00  119,318,455.00   1,704,545,455.00

                                     Series
      Floating Investor Percentage     8.35%               88.00%              5.00%           7.00%            100.00%
      Fixed Investor Percentage        8.35%               88.00%              5.00%           7.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                              96.43%
            30 to 59 days                                                                                         1.08%
            60 to 89 days                                                                                         0.81%
            90 or more days                                                                                       1.68%
                                                                                                     ------------------
                              Total Receivables                                                                 100.00%

(vii) Investor Default Amount                        6,768,243.06        384,558.03       538,384.20       7,691,185.30

(viii) Investor Charge-Offs                                  0.00              0.00             0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions             0.00              0.00             0.00

(x)   Servicing Fee                                  1,250,000.00         71,022.50        99,432.05       1,420,454.55

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                            12.16%

(xii) Reallocated Monthly Principal                                            0.00             0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               1,500,000,000.00     85,227,000.00   119,318,455.00   1,704,545,455.00

(xiv) LIBOR                                                                                                    6.13000%

(xv)  Principal Funding Account Balance                                                                            0.00

(xvii) Accumulation Shortfall                                                                                      0.00

(xviii) Principal Funding Investment Proceeds                                                                      0.00

(xx)  Principal Investment Funding Shortfall                                                                       0.00

(xxi) Available Funds                                20,726,522.86     1,176,057.59     1,646,489.66      23,549,070.10

(xxii)Certificate Rate                                    6.30000%         6.45000%         6.63000%




      By:
             ------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                                  Chase Manhattan Bank USA, N.A.
                              Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                          Series 1997-3

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Amortization
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00             0.00                 0.00

(ii)  Monthly Interest Distributed                         0.00          104,998.32        89,603.00           194,601.32
      Deficiency Amounts                                   0.00                0.00                                  0.00
      Additional Interest                                  0.00                0.00                                  0.00
      Accrued and Unpaid Interest                                                               0.00                 0.00

(iii) Collections of Principal Receivables        32,455,432.80        2,704,576.13     3,477,411.12        38,637,420.04

(iv)  Collections of Finance Charge Receivables    2,172,553.49          304,837.90       245,016.73         2,722,408.11

(v)   Aggregate Amount of Principal Receivables                                                         20,420,851,673.91

                               Investor Interest 148,475,000.00       20,833,000.00    16,744,747.25       186,052,747.25
                               Adjusted Interest 148,475,000.00       20,833,000.00    16,744,747.25       186,052,747.25

                                   Series
      Floating Investor Percentage   0.91%               79.80%              11.20%            9.00%              100.00%
      Fixed Investor Percentage      1.46%               84.00%               7.00%            9.00%              100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                                96.43%
            30 to 59 days                                                                                           1.08%
            60 to 89 days                                                                                           0.81%
            90 or more days                                                                                         1.68%
                                                                                                        -----------------
                             Total Receivables                                                                    100.00%

(vii) Investor Default Amount                        669,943.26           94,001.87        75,555.01           839,500.14

(viii) Investor Charge-Offs                                0.00                0.00             0.00                 0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                               0.00             0.00                 0.00

(x)   Servicing Fee                                  123,729.17           17,360.83        13,953.96           155,043.96

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                              12.17%

(xii) Reallocated Monthly Principal                                            0.00             0.00                 0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               148,475,000.00       20,833,000.00    16,744,747.25       186,052,747.25

(xiv) LIBOR                                                                                                      6.13000%

(xv)  Principal Funding Account Balance                                                                              0.00

(xvi) Interest Funding Account Balance               838,512.56                                                838,512.56

(xvi) Accumulation Shortfall                                                                                         0.00

(xvii) Principal Funding Investment Proceeds                                                                         0.00

(xviii) Principal Investment Funding Shortfall                                                                       0.00

(xix) Interest Funding Account Investment
          Proceeds                                                                                               3,409.96

(xix) Available Funds                              2,052,234.28          287,477.06       231,062.77         2,570,774.12

(xx)  Certificate Rate                                 6.77700%            6.48000%         6.88000%




      By:
             -----------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00              0.00

(ii)  Monthly Interest Distributed                 2,935,333.33          252,388.89      333,375.00      3,521,097.23
      Deficiency Amounts                                   0.00                0.00                              0.00
      Additional Interest                                  0.00                0.00                              0.00
      Accrued and Unpaid Interest                                                              0.00              0.00

(iii) Collections of Principal Receivables        77,893,038.71        6,491,086.56    8,345,682.81     92,729,808.08

(iv)  Collections of Finance Charge Receivables    8,779,471.91          731,622.66      940,657.72     10,451,752.28

(v)   Aggregate Amount of Principal Receivables                                                     20,420,851,673.91

                              Investor Interest  600,000,000.00       50,000,000.00   64,285,715.00    714,285,715.00
                              Adjusted Interest  600,000,000.00       50,000,000.00   64,285,715.00    714,285,715.00

                                    Series
      Floating Investor Percentage     3.50%             84.00%               7.00%           9.00%           100.00%
      Fixed Investor Percentage        3.50%             84.00%               7.00%           9.00%           100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                            96.43%
            30 to 59 days                                                                                       1.08%
            60 to 89 days                                                                                       0.81%
            90 or more days                                                                                     1.68%
                                                                                                    -----------------
                            Total Receivables                                                                 100.00%

(vii) Investor Default Amount                      2,707,297.22          225,608.10      290,067.56      3,222,972.89

(viii) Investor Charge-Offs                                0.00                0.00            0.00              0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  500,000.00           41,666.67       53,571.43        595,238.10

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                          12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00              0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               600,000,000.00       50,000,000.00   64,285,715.00    714,285,715.00

(xiv) LIBOR                                                                                                  6.13000%

(xv)  Principal Funding Account Balance                                                                          0.00

(xvii) Accumulation Shortfall                                                                                    0.00

(xviii) Principal Funding Investment Proceeds                                                                    0.00

(xx)  Principal Investment Funding Shortfall                                                                     0.00

(xxi) Available Funds                              8,279,471.91          689,955.99      887,086.29      9,856,514.19

(xxii) Certificate Rate                                6.29000%            6.49000%        6.73000%



      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00               0.00

(ii)  Monthly Interest Distributed                 2,580,833.33          151,230.58      209,735.33       2,941,799.24
      Deficiency Amounts                                   0.00                0.00                               0.00
      Additional Interest                                  0.00                0.00            0.00               0.00
      Accrued and Unpaid Interest                                                                                 0.00

(iii) Collections of Principal Receivables        64,910,865.59        3,688,105.56    5,163,376.22      73,762,347.37

(iv)  Collections of Finance Charge Receivables    7,316,226.59          415,693.36      581,973.91       8,313,893.87

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                              Investor Interest  500,000,000.00       28,409,000.00   39,772,819.00     568,181,819.00
                              Adjusted Interest  500,000,000.00       28,409,000.00   39,772,819.00     568,181,819.00

                                      Series
      Floating Investor Percentage      2.78%            88.00%               5.00%           7.00%            100.00%
      Fixed Investor Percentage         2.78%            88.00%               5.00%           7.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                        Total Receivables                                                                      100.00%

(vii) Investor Default Amount                      2,256,081.02          128,186.01      179,461.40       2,563,728.44

(viii) Investor Charge-Offs                                0.00                0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  416,666.67           23,674.17       33,144.02         473,484.85

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               500,000,000.00       28,409,000.03    9,772,819.00     568,181,819.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                     0.00

(xviii) Principal Funding Investment Proceeds                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                      0.00

(xxi) Available Funds                              6,899,559.93          392,019.20      548,829.90       7,840,409.02

(xxii) Certificate Rate                                6.19400%            6.38800%        6.78000%



      By:
             -------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Amortization
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00               0.00

(ii)  Monthly Interest Distributed                12,304,890.00          330,811.51      440,336.76      13,076,038.27
      Deficiency Amounts                                   0.00                0.00                               0.00
      Additional Interest                                  0.00                0.00                               0.00
      Accrued and Unpaid Interest                                                              0.00               0.00

(iii) Collections of Principal Receivables       103,857,384.94        8,654,695.53   11,127,663.59     123,639,744.06

(iv)  Collections of Finance Charge Receivables   11,705,962.55          975,487.12    1,254,220.04      13,935,669.71

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                              Investor Interest  800,000,000.00       66,666,000.00   85,714,953.00     952,380,953.00
                              Adjusted Interest  800,000,000.00       66,666,000.00   85,714,953.00     952,380,953.00

                                   Series
      Floating Investor Percentage   4.66%               84.00%               7.00%           9.00%            100.00%
      Fixed Investor Percentage      4.66%               84.00%               7.00%           9.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                            Total Receivables                                                                  100.00%

(vii) Investor Default Amount                      3,609,729.63          300,807.79      386,759.76       4,297,297.18

(viii) Investor Charge-Offs                                0.00                0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  666,666.67           55,555.00       71,429.13         793,650.79

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.21%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               800,000,000.00       66,666,000.00   85,714,953.00     952,380,953.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvi) Interest Funding Account Balance             8,416,666.89                                           8,416,666.89

(xvi) Accumulation Shortfall                                                                                      0.00

(xvii) Principal Funding Investment Proceeds                                                                      0.00

(xviii) Principal Investment Funding Shortfall                                                                    0.00

(xix) Interest Funding Account Investment
         Proceeds                                                                                            49,676.08

(xix) Available Funds                             19,505,638.85          919,932.12    1,182,790.91      21,608,361.88

(xx)  Certificate Rate                                 6.24893%            6.38000%        6.60500%




      By:
             -----------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00               0.00

(ii)  Monthly Interest Distributed                 3,000,000.00          174,711.25      249,101.39       3,423,812.64
      Deficiency Amounts                                   0.00                0.00                               0.00
      Additional Interest                                  0.00                0.00            0.00               0.00
      Accrued and Unpaid Interest                                                                                 0.00

(iii) Collections of Principal Receivables        77,893,038.71        4,425,622.82    6,196,155.21      88,514,816.74

(iv)  Collections of Finance Charge Receivables    8,779,471.91          498,820.33      698,380.39       9,976,672.63

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                              Investor Interest  600,000,000.00       34,090,000.00   47,728,182.00     681,818,182.00
                              Adjusted Interest  600,000,000.00       34,090,000.00   47,728,182.00     681,818,182.00

                                      Series
      Floating Investor Percentage      3.34%            88.00%               5.00%           7.00%            100.00%
      Fixed Investor Percentage         3.34%            88.00%               5.00%           7.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                          Total Receivables                                                                    100.00%

(vii) Investor Default Amount                      2,707,297.22          153,819.60      215,357.29       3,076,474.12

(viii) Investor Charge-Offs                                0.00                0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  500,000.00           28,408.33       39,773.49         568,181.82

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               600,000,000.00       34,090,000.00   47,728,182.00     681,818,182.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                     0.00

(xviii) Principal Funding Investment Proceeds                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                      0.00

(xxi) Available Funds                              8,279,471.91          470,412.00      658,606.90       9,408,490.81

(xxii) Certificate Rate                                6.00000%            6.15000%        6.78000%



      By:
             -------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00               0.00

(ii)  Monthly Interest Distributed                 3,179,944.44          273,417.93      374,250.15       3,827,612.52
      Deficiency Amounts                                   0.00                0.00                               0.00
      Additional Interest                                  0.00                0.00                               0.00
      Accrued and Unpaid Interest                                                              0.00               0.00

(iii) Collections of Principal Receivables        84,384,125.27        7,031,923.89    9,041,242.85     100,457,292.01

(iv)  Collections of Finance Charge Receivables    9,511,094.57          792,581.46    1,019,055.60      11,322,731.63

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                            Investor Interest    650,000,000.00       54,166,000.00   69,643,524.00     773,809,524.00
                            Adjusted Interest    650,000,000.00       54,166,000.00   69,643,524.00     773,809,524.00

                                    Series
      Floating Investor Percentage     3.79%             84.00%               7.00%           9.00%            100.00%
      Fixed Investor Percentage        3.79%             84.00%               7.00%           9.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                           Total Receivables                                                                   100.00%

(vii) Investor Default Amount                      2,932,905.33          244,405.77      314,242.87       3,491,553.96

(viii) Investor Charge-Offs                                0.00                0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  541,666.67           45,138.33       58,036.27         644,841.27

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               650,000,000.00       54,166,000.00   69,643,524.00     773,809,524.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                     0.00

(xviii) Principal Funding Investment Proceeds                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                      0.00

(xxi) Available Funds                              8,969,427.90          747,443.13      961,019.33      10,677,890.36

(xxii) Certificate Rate                                6.29000%            6.49000%        6.98000%



      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00               0.00

(ii)  Monthly Interest Distributed                 3,230,500.00          279,737.30      389,146.14       3,899,383.43
      Deficiency Amounts                                   0.00                0.00                               0.00
      Additional Interest                                  0.00                0.00                               0.00
      Accrued and Unpaid Interest                                                              0.00               0.00

(iii) Collections of Principal Receivables        84,384,125.27        7,031,923.89    9,041,242.85     100,457,292.01

(iv)  Collections of Finance Charge Receivables    9,511,094.57          792,581.46    1,019,055.60      11,322,731.63

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                             Investor Interest   650,000,000.00       54,166,000.00   69,643,524.00     773,809,524.00
                             Adjusted Interest   650,000,000.00       54,166,000.00   69,643,524.00     773,809,524.00

                                    Series
      Floating Investor Percentage     3.79%             84.00%               7.00%           9.00%            100.00%
      Fixed Investor Percentage        3.79%             84.00%               7.00%           9.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                            Total Receivables                                                                  100.00%

(vii) Investor Default Amount                      2,932,905.33          244,405.77      314,242.87       3,491,553.96

(viii) Investor Charge-Offs                                0.00                0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  541,666.67           45,138.33       58,036.27         644,841.27

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               650,000,000.00       54,166,000.00   69,643,524.00     773,809,524.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                     0.00

(xviii) Principal Funding Investment Proceeds                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                      0.00

(xxi) Available Funds                              8,969,427.90          747,443.13      961,019.33      10,677,890.36

(xxii) Certificate Rate                                6.39000%            6.64000%        7.28000%



      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00               0.00

(ii)  Monthly Interest Distributed                 3,669,166.67          316,944.44      451,875.00       4,437,986.11
      Deficiency Amounts                                   0.00                0.00                               0.00
      Additional Interest                                  0.00                0.00                               0.00
      Accrued and Unpaid Interest                                                              0.00               0.00

(iii) Collections of Principal Receivables        97,366,298.39        8,113,858.20   10,432,103.42     115,912,260.00

(iv)  Collections of Finance Charge Receivables   10,974,339.89          914,528.32    1,175,822.13      13,064,690.35

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                             Investor Interest   750,000,000.00       62,500,000.00   80,357,143.00     892,857,143.00
                             Adjusted Interest   750,000,000.00       62,500,000.00   80,357,143.00     892,857,143.00

                                    Series
      Floating Investor Percentage     4.37%             84.00%               7.00%           9.00%            100.00%
      Fixed Investor Percentage        4.37%             84.00%               7.00%           9.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                           Total Receivables                                                                   100.00%

(vii) Investor Default Amount                      3,384,121.53          282,010.13      362,584.45       4,028,716.11

(viii) Investor Charge-Offs                                0.00                0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  625,000.00           52,083.33       66,964.29         744,047.62

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               750,000,000.00       62,500,000.00   80,357,143.00     892,857,143.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                     0.00

(xviii) Principal Funding Investment Proceeds                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                      0.00

(xxi) Available Funds                             10,349,339.89          862,444.99    1,108,857.85      12,320,642.73

(xxii) Certificate Rate                                6.29000%            6.52000%        7.33000%




      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                             Distribution Date: 5/15/2000
                                                                                                   Period Type: Revolving
Section 5.2 - Supplement                                Class A          Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                        0.00                0.00            0.00               0.00

(ii)  Monthly Interest Distributed                 2,438,333.33          210,320.71      290,142.54       2,938,796.58
      Deficiency Amounts                                   0.00                0.00                               0.00
      Additional Interest                                  0.00                0.00                               0.00
      Accrued and Unpaid Interest                                                              0.00               0.00

(iii) Collections of Principal Receivables        64,910,865.59        5,409,152.25    6,954,822.25      77,274,840.09

(iv)  Collections of Finance Charge Receivables   l7,316,226.59          609,675.79      783,891.19       8,709,793.57

(v)   Aggregate Amount of Principal Receivables                                                      20,420,851,673.91

                              Investor Interest  500,000,000.00       41,666,000.00   53,572,096.00     595,238,096.00
                              Adjusted Interest  500,000,000.00       41,666,000.00   53,572,096.00     595,238,096.00

                                    Series
      Floating Investor Percentage     2.91%             84.00%               7.00%           9.00%            100.00%
      Fixed Investor Percentage        2.91%             84.00%               7.00%           9.00%            100.00%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                                             96.43%
            30 to 59 days                                                                                        1.08%
            60 to 89 days                                                                                        0.81%
            90 or more days                                                                                      1.68%
                                                                                                     -----------------
                            Total Receivables                                                                  100.00%

(vii) Investor Default Amount                      2,256,081.02          188,003.74      241,725.98       2,685,810.74

(viii) Investor Charge-Offs                                0.00                0.00            0.00               0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions           0.00                0.00            0.00

(x)   Servicing Fee                                  416,666.67           34,721.67       44,643.41         496,031.75

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                                           12.14%

(xii) Reallocated Monthly Principal                                            0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A
         Adjusted)                               500,000,000.00       41,666,000.00   53,572,096.00     595,238,096.00

(xiv) LIBOR                                                                                                   6.13000%

(xv)  Principal Funding Account Balance                                                                           0.00

(xvii) Accumulation Shortfall                                                                                     0.00

(xviii) Principal Funding Investment Proceeds                                                                     0.00

(xx)  Principal Investment Funding Shortfall                                                                      0.00

(xxi) Available Funds                              6,899,559.93          574,954.13      739,247.77       8,213,761.83

(xxii) Certificate Rate                                6.27000%            6.49000%        7.03000%




      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                    Distribution Date: 5/15/2000
                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                      Total
------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                       0.00                                    0.00

(ii)  Monthly Interest Distributed
      Class A Note Interest Requirement          4,717,500.00
      Class B Note Interest Requirement            279,708.54
      Net Class C Note Interest Requirement        306,446.89                             5,303,655.43

(iii) Collections of Principal Receivables                                              125,396,108.37

(iv)  Collections of Finance Charge Receivables                                          14,133,632.86

(v)   Aggregate Amount of Principal Receivables                                      20,420,851,673.91

               Investor Interest                                                        965,910,000.00
               Adjusted Interest                                                        965,910,000.00


      Floating Investor Percentage                                                               4.73%
      Fixed Investor Percentage                                                                  4.73%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                             96.43%
            30 to 59 days                                                                        1.08%
            60 to 89 days                                                                        0.81%
            90 or more days                                                                      1.68%
                                                                                     -----------------
                           Total Receivables                                                   100.00%

(vii) Investor Default Amount                                                             4,358,342.44

(viii) Investor Charge-Offs                                                                       0.00

(ix)  Reimbursed Investor Charge-Offs                                                             0.00

(x)   Servicing Fee                                                                         804,925.00

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                           12.14%

(xii) Reallocated Monthly Principal                                                               0.00

(xiii) Accumulation Shortfall                                                                     0.00

(xiv) Principal Funding Investment Proceeds                                                       0.00

(xv)  Principal Funding Investment Shortfall                                                      0.00

(xvi) Available Investor Finance Charge
         Collections                                                                     13,328,707.86

(xxii) Note Rate                 Class A             6.66000%
                                 Class B             6.95000%
                                 Class C             7.08000%


      By:
             -------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                    Distribution Date: 5/15/2000
                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                      Total
------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                       0.00                                    0.00

(ii)  Monthly Interest Distributed
      Class A Note Interest Requirement           3,675,000.00
      Class B Note Interest Requirement             315,000.00
      Net Class C Note Interest Requirement         388,121.15                            4,378,121.15

(iii) Collections of Principal Receivables                                              115,912,241.44

(iv)  Collections of Finance Charge Receivables                                          13,064,688.25

(v)   Aggregate Amount of Principal Receivables                                      20,420,851,673.91

                Investor Interest                                                       892,857,000.00
                Adjusted Interest                                                       892,857,000.00


      Floating Investor Percentage                                                               4.37%
      Fixed Investor Percentage                                                                  4.37%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                             96.43%
            30 to 59 days                                                                        1.08%
            60 to 89 days                                                                        0.81%
            90 or more days                                                                      1.68%
                                                                                     -----------------
                           Total Receivables                                                   100.00%

(vii) Investor Default Amount                                                             4,028,715.46

(viii) Investor Charge-Offs                                                                       0.00

(ix)  Reimbursed Investor Charge-Offs                                                             0.00

(x)   Servicing Fee                                                                         744,047.50

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                           12.14%

(xii) Reallocated Monthly Principal                                                               0.00

(xiii) Accumulation Shortfall                                                                     0.00

(xiv) Principal Funding Investment Proceeds                                                       0.00

(xv)  Principal Funding Investment Shortfall                                                      0.00

(xvi) Available Investor Finance Charge
         Collections                                                                     12,320,640.75

(xxii) Note Rate                  Class A             6.30000%
                                  Class B             6.48000%
                                  Class C             6.86000%



      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                    Distribution Date: 5/15/2000
                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                      Total
------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                       0.00                                    0.00

(ii)  Monthly Interest Distributed
      Class A Note Interest Requirement           4,984,000.00
      Class B Note Interest Requirement             428,000.00
      Net Class C Note Interest Requirement         531,738.65                            5,943,738.65

(iii) Collections of Principal Receivables                                               78,502,085.64

(iv)  Collections of Finance Charge Receivables                                           8,737,317.36

(v)   Aggregate Amount of Principal Receivables                                      20,161,662,743.86

                Investor Interest                                                     1,071,429,000.00
                Adjusted Interest                                                     1,071,429,000.00


      Floating Investor Percentage                                                               5.31%
      Fixed Investor Percentage                                                                  5.31%

(vi)  Receivables Delinquent (As % of Total
         Receivables)
            Current                                                                             96.43%
            30 to 59 days                                                                        1.08%
            60 to 89 days                                                                        0.81%
            90 or more days                                                                      1.68%
                                                                                     -----------------
                           Total Receivables                                                   100.00%

(vii) Investor Default Amount                                                             1,872,238.11

(viii) Investor Charge-Offs                                                                       0.00

(ix)  Reimbursed Investor Charge-Offs                                                       150,088.40

(x)   Servicing Fee                                                                         535,714.50

(xi)  Portfolio Yield (Net of Defaulted
         Receivables)                                                                            12.81%

(xii) Reallocated Monthly Principal                                                               0.00

(xiii) Accumulation Shortfall                                                                     0.00

(xiv) Principal Funding Investment Proceeds                                                       0.00

(xv)  Principal Funding Investment Shortfall                                                      0.00

(xvi) Available Investor Finance Charge
         Collections                                                                    8,201,602.86

(xxii) Note Rate                  Class A             6.23000%
                                  Class B             6.42000%
                                  Class C             6.81000%




      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President